SUP-0140-0621

AB MULTI-MANAGER ALTERNATIVE FUND

(the “Fund”)

Supplement dated June 1, 2021 to the Prospectus dated July 31, 2020 offering shares of beneficial interest of the Fund (the “Prospectus”).

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Portfolio Managers

The chart under “Investment Advisory and Management Arrangements — The Portfolio Managers” (on page 80) is deleted in its entirety and replaced with the following:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Vikas Kapoor; since 2017; Senior Vice President of the Investment Manager	Senior Vice President and Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2016.

Brian Briskin; since June 2021; Senior Vice President of the Investment Manager	Senior Vice President and Portfolio Manager of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September 2016. Previously, he was Vice President and Hedge Fund Research Analyst of Custom Alternative Solutions of the Investment Manager from 2016 until June 2021. Prior thereto, he was Managing Director and Director of Research at Ramius Alternative Solutions.

The section of the Prospectus entitled “Investment Advisory and Management Arrangements — The Portfolio Managers — Other Accounts Managed” (on page 82) is deleted in its entirety and replaced with the following:

The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the other funds and accounts shown in the table below. The table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The table provides the number of such accounts, the total assets in such accounts, and the number of accounts and total assets for which the fees are based on performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed*	Total Assets (000,000’s omitted)*	# of Accounts Managed for which Advisory Fee is Based on Performance*	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)*
Vikas Kapoor	Registered Investment Companies:	None	None	None	None

	Other Pooled Investment Vehicles:	12	$1,304	None	None

	Other Accounts:	5	$779	None	None
Brian Briskin	Registered Investment Companies:	None	None	None	None

	Other Pooled Investment Vehicles:	None	None	None	None

	Other Accounts:	None	None	None	None

* Data is as of March 31, 2020 for Mr. Kapoor and as of May 28, 2021 for Mr. Briskin, and does not include the Fund.

The section of the Prospectus entitled “Investment Advisory and Management Arrangements — The Portfolio Managers — Beneficial Ownership of Securities” (on page 83) is deleted in its entirety and replaced with the following:

Except as noted below, the Portfolio Managers did not own any equity securities of the Fund directly or beneficially as of May 28, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund
Brian Briskin	$100,001 — $500,000

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0621

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